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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into ChoicePoint Inc.'s previously filed Registration Statement file Nos. 333-32453 and 333-37498.



/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 22, 2002


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